UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2011

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27488	94-3136539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Experimental Station
Route 141 & Henry Clay Road
Building E336
Wilmington, DE	19880
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Stock Incentive Plan Amendment

At the Annual Meeting of Stockholders of Incyte Corporation (the “Company”), held on May 20, 2011 (the “Annual Meeting”), the stockholders of the Company approved an increase in the number of shares of common stock authorized for issuance under the Company’s 2010 Stock Incentive Plan by 6,500,000 shares, increasing the aggregate number of shares of the common stock authorized for issuance under the 2010 Stock Incentive Plan from 6,053,475 shares to 12,553,475 shares. A copy of the Incyte Corporation 2010 Stock Incentive Plan, as amended, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

1997 Employee Stock Purchase Plan Amendment

At the Annual Meeting, the stockholders of the Company also approved an increase in the number of shares of common stock authorized for issuance under the Company’s 1997 Employee Stock Purchase Plan by 1,000,000 shares, increasing the aggregate number of shares of the common stock authorized for issuance under the 1997 Employee Stock Purchase Plan from 7,350,000 shares to 8,350,000 shares. A copy of the 1997 Employee Stock Purchase Plan of Incyte Corporation, as amended, is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following actions were taken at the Annual Meeting:

1.             The following Directors were elected:

	For	Withheld

Richard U. De Schutter	96,189,690	591,883

Barry M. Ariko	96,158,988	622,585

Julian C. Baker	96,199,440	582,133

Paul A. Brooke	96,064,049	717,524

Wendy L. Dixon	96,145,980	635,593

Paul A. Friedman	96,173,229	608,344

John F. Niblack	96,152,907	628,666

Roy A. Whitfield	56,069,595	40,711,978

2.             The amendment of the Company’s 2010 Stock Incentive Plan was approved.

For	Against	Abstain	Broker Non-Votes
82,794,326	13,815,190	172,057	12,095,832

3.             The amendment of the Company’s 1997 Employee Stock Purchase Plan was approved.

For	Against	Abstain	Broker Non-Votes
91,598,793	5,032,853	149,927	12,095,832

4.             The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis.

For	Against	Abstain
95,532,896	1,184,030	64,647

5.             The stockholders recommended, on a non-binding advisory basis, that future non-binding advisory stockholder votes on the compensation of the Company’s named executive officers should occur every year.

Every Year	Every 2 Years	Every 3 Years	Abstain
78,845,076	630,223	17,113,452	192,822

Based on these results, the Company has decided to hold a non-binding advisory vote on the compensation of the Company’s named executive officers every year, until the next non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.  An advisory vote on the frequency of future advisory votes on the compensation paid to the Company’s named executive officers is required to be held at least once every six years.

6.             The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year was approved.

For	Against	Abstain
107,392,738	1,425,555	59,112

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

10.1         Incyte Corporation 2010 Stock Incentive Plan, as amended.

10.2         1997 Employee Stock Purchase Plan of Incyte Corporation, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2011

INCYTE CORPORATION

By:	/s/ Patricia A. Schreck
Patricia A. Schreck
Executive Vice President and
General Counsel